                                                                    Exhibit 99.2

                         Notice of Guaranteed Delivery
                                      for
                   9 3/8% Senior Subordinated Notes due 2011
                                      of
                               Triton PCS, Inc.

  This form or one substantially equivalent hereto must be used to accept the exchange offer Triton PCS, Inc. (the "Issuer") made pursuant to the prospectus
dated                       , 2001 if holders of certificates for the 9 3/8%
senior subordinated notes due 2011 who wish to tender their outstanding notes but whose outstanding notes are not immediately available and who cannot deliver their certificates for outstanding notes (or comply with the procedures for book-entry transfer prior to the expiration date), the letter of transmittal and any other documents required by the letter of transmittal to the exchange agent prior to 5:00 P.M., New York City time, on the expiration date (as defined in the prospectus). Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the exchange agent.


                 To: The Bank of New York, the Exchange Agent

  By Hand or Overnight Delivery:           Facsimile Transmissions:          By Registered or Certified Mail:
                                         (Eligible Institutions Only)
     The Bank of New York                     (212) 815-6339                     The Bank of New York
      101 Barclay Street                                                         101 Barclay Street, 7E
Corporate Trust Services Window            To Confirm by Telephone              New York, New York 10286
          Ground Level                     or for Information Call:         Attention: Reorganization Section
     New York, New York 10286                  (212) 815-
Attention: Reorganization Section

  Delivery of this instrument to an address, or transmission of instructions via a facsimile other than as set forth above, does not constitute a valid delivery.

  This form is not to be used to guarantee signatures. If a signature on the letter of transmittal to be used to tender outstanding notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the letter of transmittal.

Ladies and Gentlemen:

  The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the prospectus and the letter of transmittal (which together constitute the exchange offer), receipt of which is hereby
acknowledged,           (number of outstanding notes) outstanding notes pursuant
to the guaranteed delivery procedures set forth in Instruction 2 of the letter of transmittal.

           NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Certificate No(s). for Outstanding Notes         Name(s) of Record Holder(s)
(if available)

______________________________________________    ______________________________
______________________________________________    ______________________________
                                                       Please Print or Type

                                                  Address ______________________
                                                  ______________________________

                                                  Telephone. No.(  ) __________

                                                  Signature(s) _________________
                                                  ______________________________

                                                  Dated: _______________________

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                                   GUARANTEE
                   (Not to be used for signature guarantee)

  The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) own(s) the outstanding notes tendered hereby and (b) guarantees that delivery to the exchange agent of certificates for the outstanding notes tendered hereby, in proper form for transfer, with delivery of a properly completed and duly executed letter of transmittal (or manually signed facsimile thereof) with any required signature and any other required documents, will be received by the exchange agent at one of its addresses set forth above within five business days after the expiration date.

Name of Firm ___________________________________________________________________

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________
                             Please Print or Type

Title __________________________________________________________________________

Address ________________________________________________________________________

Zip Code _______________________________________________________________________

Telephone. No.(   ) ____________________________________________________________

Dated:        , 2001

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  NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS FORM; OUTSTANDING NOTES SHOULD
  BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE.